SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 13, 2005

Porta Systems Corp.
(Exact name of registrant as specified in its charter)

Commission File Number: 1-8191

Delaware (State or other jurisdiction of incorporation or organization)	11-2203988 (IRS Employer Identification No.)

6851 Jericho Turnpike, Syosset, New York (Address of principal executive offices)	11791 (Zip Code)

516-364-9300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 2.02 Results of Operations and Financial Condition

On May 13, 2005, Porta Systems Corp. issued a press release reporting the results of operations for the first quarter of 2005.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

99.1 Press release issued May 13, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Porta Systems Corp.

Date: May 17, 2005                                        By: /s/Edward B. Kornfeld
                                   Edward B. Kornfeld
President, Chief Operating Officer and
Chief Financial Officer